UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 14, 2025

ARTIUS II ACQUISITION INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-42521	98-1802901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, Suite 1609
New York, NY 10019
(Address of principal executive offices, including zip code)
(212) 309-7668
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right to receive one tenth of one Class A ordinary share, and one contingent right	AACBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACB	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one tenth of one Class A ordinary share	AACBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 14, 2025, Artius II Acquisition Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 22,000,000 units (the “Units”), including the issuance of 2,000,000 Units as a result of the underwriter’s partial exercise of its over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), one right to receive one tenth of one Class A Ordinary Share, and one contingent right. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $220,000,000. As a result of the underwriter’s election to partially exercise its over-allotment option, 250,000 Class B ordinary shares of the Company, par value $0.0001 per share, were surrendered by the Company’s sponsor, Artius II Acquisition Partners LLC (the “Sponsor”) for no consideration.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 175,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit to the Sponsor, generating gross proceeds to the Company of $1,750,000.

A total of $220,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of February 14, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of February 14, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIUS II ACQUISITION INC.

Date: February 21, 2025	/s/ Boon Sim
Name: Boon Sim
Title: Chief Executive Officer